Exhibit 10.1

                             DEMAND PROMISSORY NOTE
                             ----------------------


$ 301,000                                                       ORLANDO, FLORIDA
---------                                                       ----------------
                                                                   JUNE 30, 2001
                                                                   -------------

FOR VALUE RECEIVED, SEQUIAM, INC. ("Maker"), hereby promises to pay to the order of Nicolaas H. Van den Brekel ("Holder"), at such address as Holder may
                                 -
designate by written notice delivered to Maker at any time and from time to time, the principal sum of Three Hundred and One Thousand and 00/100 Dollars
                               ------------------------------     --
($301,000)  or  such  other amounts that may from time to time be advanced under
  -------
this  agreement.


     1.     Interest.  Subject  to  any imposition of a default rate of interest
            --------
under Section 4 hereof, the principal balance outstanding under this Note from time to time shall bear interest from the date of this Note as first set forth above at the annual rate equal to the Applicable Federal Rate established from time to time by the Internal Revenue Service for short-term loans, compounded monthly, until paid in full.

     2.     Payment/No  Setoff.  All outstanding principal and interest shall be
            ------------------
paid to Holder on demand. All payments made hereunder shall be made in lawful money of the United States of America without setoff, deduction or counterclaim of any kind whatsoever.

     3.     Default  Interest.  In  the  event  of  a  "Default"  (as defined in
            -----------------
Section 5 hereof) under this Note, the principal balance outstanding under this Note, from time to time, shall bear interest at the rate of ten percent (10%) per annum, compounded monthly, until such Default and any and all other Defaults hereunder are cured.

     4.     Default.  For  purposes  of  this  Note, Maker shall be in "Default"
            -------
under this Note if Maker: (a) fails to make any payment of interest, principal or other amount hereunder within five (5) calendar days following the date first due and payable; (b) admits in writing Maker's inability to pay Maker's debts as such debts become due, makes a general assignment for the benefit of creditors, or files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or under any other law for the relief of, or relating to, debtors; (c) commits and fails to cure any breach of or default under this Note or any instrument securing or otherwise assuring payment of or performance under this Note; or (d) fails to have dismissed or vacated within thirty (30) days following the date of filing any involuntary petition against Maker under any bankruptcy, reorganization, insolvency or moratorium law or under any other law for the relief of, or relating to, debtors. Notwithstanding any other provision of this Note to the contrary, upon the occurrence of a Default, Holder may, at Holder's option but with written notice to Maker, declare immediately due and payable the entire indebtedness evidenced by this Note, including the entire principal balance outstanding hereunder, any and all unpaid interest accrued thereon and any and all other amounts due and owing under this Note.

     5.     No  Waiver.  The  acceptance by Holder of any amount in payment less
            ----------
than the full amount due and payable shall not constitute a waiver of Holder's rights hereunder unless Holder has expressly waived such right by written notice to Maker.

     6.     Notices.  To  be  effective, all notices and demands under this Note
            -------
must be in writing and must be given (i) by depositing same in United States mail, postage prepaid, certified or registered, return receipt requested, (ii) by Federal Express, or UPS overnight delivery service or other nationally recognized courier service, or (iii) by delivering same in person and receiving a signed receipt therefore. For purposes of notice, the addresses of the Maker shall be as set forth below. Notices mailed in accordance with the foregoing shall be deemed to have been given and made three days following the date so mailed or if by nationally recognized courier service, upon receipt or refusal of delivery. The Maker or Holder may designate a different address to which notices or demands shall thereafter be directed by written notice given in the manner hereinabove set forth.

"MAKER"

SEQUIAM  SOFTWARE,  INC.

By:
   -------------------------------
Print  Name:
            ----------------------
Its:
    ------------------------------

MAKER'S  ADDRESS  FOR  NOTICE:
     Sequiam Software, Inc.
     ------------------------
     300 Sunport Lane
     ------------------
     Orlando, Florida 32809
     ------------------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND/ OR STATE SECURITIES LAWS AND/ OR THE REGULATIONS AND RULES PROMULGATED THEREUNDER.